                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                December 30, 1997
                -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     INCOME OPPORTUNITY REALTY INVESTORS, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




    Nevada                           1-9525                     75-2615944
-------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                    File No.)                Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                    75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                               Not Applicable
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS


This Form 8-K/A amends a Form 8-K Current Report, dated December 30, 1997 and filed January 9, 1998 by Income Opportunity Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)    Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transactions follows:

On December 30, 1997, the Company purchased Akard Plaza, a 42,895 square foot office building in Dallas, Texas, for $3.5 million approximately 5.5% of the Company's assets at December 31, 1996. The seller of the property was Dallas General Life Insurance Company. The Company paid $1.0 million in cash and obtained seller financing of the remaining $2.5 million of the purchase price. The mortgage bears interest at a 9.0% per annum, requires monthly payments of interest only and matures in September 1998.

On December 31, 1997, the Company purchased the Fireside Thrift Building, a 56,120 square foot office building in Newark, California, for $6.0 million, approximately 9.4% of the Company's assets at December 31, 1996. The seller of the property was 5600 Mowry School Road Corporation. The Company paid $1.7 million in cash and assumed the existing mortgage of $4.3 million. The mortgage bears interest at 9.4% per annum, requires monthly payments of principal and interest of $35,843 and matures in September 2006.

In assessing each purchase of income producing property described above, the following were among the factors considered by the Company's management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property. Additional factors considered were the ease of access to the property, the adequacy of related facilities, such as parking, and the property's sensitivity to market conditions in establishing rental rates.

In addition to the Akard Plaza and Fireside Thrift Building purchases discussed above, the Company has purchased three office buildings, one in La Mesa, California, in May 1997, a second in Chantilly, Virginia, in January 1997 and the third in Westlake Village, California, in November 1997, and two apartment complexes, one in Houston, Texas, in June 1997 and the other in Dallas, Texas, also in June 1997. The properties were purchased for a total of $36.5 million. The Company paid a total of $8.5 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at fixed and variable rates ranging from 8.375% to 10.75% per annum and mature between 1999 and 2007.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS (Continued)

In 1997, the Company also sold three apartment complexes, one in March, one in June and one in December. In connection with these sales, the Company received net cash totaling $8.4 million.

These pro forma statements of operations present the Company's operations as if the purchase and sale transactions described above had occurred at the beginning of each of the periods presented. The Company's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not be necessarily indicative of future operating results.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                                                                  Westlake
                                                                                 Fireside         Village
                                                                   Akard         Thrift           Office
                                                Actual(1)         Plaza(2)       Building(2)      Building(2)       Pro forma
                                               -----------      -----------      -----------      -----------      -----------
         Assets                                                    (dollars in thousands)
Notes and interest receivable
    Performing ...........................     $     2,007      $      --        $      --        $      --        $     2,007
                                               -----------      -----------      -----------      -----------      -----------
                                                     2,007             --               --               --              2,007
Less - allowance for estimated losses ....            --               --               --               --               --
                                               -----------      -----------      -----------      -----------      -----------
                                                     2,007             --               --               --              2,007
Foreclosed real estate held for sale,
    net of accumulated depreciation ......           1,029             --               --               --              1,029
Less - allowance for estimated losses ....            --               --               --               --               --
                                               -----------      -----------      -----------      -----------      -----------
                                                     1,029             --               --               --              1,029
Real estate held for investment, net
    of accumulated depreciation ..........          67,873            3,670            6,317            4,155           82,015
Investments in partnerships ..............           1,729             --               --               --              1,729
Cash and cash equivalents ................           1,077           (1,163)          (2,157)            (945)          (3,188)
Other assets .............................           2,550             --                313             (211)           2,652
                                               -----------      -----------      -----------      -----------      -----------
                                               $    76,265      $     2,507      $     4,473      $     2,999      $    86,244
                                               ===========      ===========      ===========      ===========      ===========

Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable ...............     $    48,537      $     2,500      $     4,263      $     2,925      $    58,225
Other liabilities ........................           2,923                7              210               74            3,214
                                               -----------      -----------      -----------      -----------      -----------
                                                    51,460            2,507            4,473            2,999           61,439
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
    10,000,000 shares issued and out-
    standing, 1,519,888 shares ...........              15             --               --               --                 15
Paid-in capital ..........................          64,804             --               --               --             64,804
Accumulated distributions in excess of
    accumulated earnings .................         (40,014)            --               --               --            (40,014)
                                               -----------      -----------      -----------      -----------      -----------
                                                    24,805             --               --               --             24,805
                                               -----------      -----------      -----------      -----------      -----------
                                               $    76,265      $     2,507      $     4,473      $     2,999      $    86,244
                                               ===========      ===========      ===========      ===========      ===========

------------------

(1) Includes the Chuck Yeager Building which was acquired in January 1997, La Mesa Village Plaza which was acquired in May 1997 and La Monte Park and Renaissance Parc Apartments which were acquired in June 1997 and excludes the Plumtree Apartments which were sold in March 1997 and the Porticos Apartments which were sold in June 1997.

(2)  Assumes acquisition by the Company on January 1, 1997.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                      Other        Other                       Fireside
                                                    Apartment    Commercial      Akard         Thrift         Sold
                                      Actual        Complexes    Properties      Plaza         Building     Properties
                                    -----------    -----------   -----------   -----------   -----------    -----------
                                                                   (dollars in thousands)
Income
   Rents ........................   $     8,759    $     1,318   $       901   $       400   $       839    $    (1,384)
   Interest .....................           203           --            --            --            --               (4)
                                    -----------    -----------   -----------   -----------   -----------    -----------
                                          8,962          1,318           901           400           839         (1,388)

Expenses
   Property operations ..........         4,083            481           310           241           442           (775)
   Interest .....................         2,859           --            --            --            --             (443)
   Depreciation .................         1,131           --            --            --            --             (160)
   Advisory fee to affiliate ....           379           --            --            --            --             --
   Net income fee to affiliate ..           218           --            --            --            --             --
   General and administrative ...           755           --            --            --            --             --
                                    -----------    -----------   -----------   -----------   -----------    -----------
                                          9,425            481           310           241           442         (1,378)

Net income (loss) from
   operations ...................          (463)           837           591           159           397            (10)
Equity in income of investees ...            21           --            --            --            --             --
Gain on sale of real estate .....         3,322           --            --            --            --             --
                                    -----------    -----------   -----------   -----------   -----------    -----------

Net income (loss) ...............   $     2,880    $       837   $       591   $       159   $       397    $       (10)
                                    ===========    ===========   ===========   ===========   ===========    ===========


Earnings per share
   Net income ...................   $      1.89
                                    ===========


Weighted average shares of
   Common Stock used in
      computing earnings
      per share .................     1,519,888
                                    ===========

                                      Pro Forma      Pro Forma
                                     Adjustments     Combined
                                     -----------    -----------

Income
   Rents ........................    $      --      $    10,833
   Interest .....................           --              199
                                     -----------    -----------
                                            --           11,032

Expenses
   Property operations ..........           --            4,782
   Interest .....................          2,283          4,699
   Depreciation .................            726          1,697
   Advisory fee to affiliate ....           --              379
   Net income fee to affiliate ..           --              218
   General and administrative ...           --              755
                                     -----------    -----------
                                           3,009         12,530

Net income (loss) from
   operations ...................         (3,009)        (1,498)
Equity in income of investees ...           --               21
Gain on sale of real estate .....           --            3,322
                                     -----------    -----------

Net income (loss) ...............    $    (3,009)   $     1,845
                                     ===========    ===========


Earnings per share
   Net income ...................                   $      1.21
                                                    ===========


Weighted average shares of
   Common Stock used in
      computing earnings
      per share .................                     1,519,888
                                                    ===========


   The accompanying footnotes are an integral part of this Pro Forma Combined
                            Statement of Operations.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997





1. The Pro Forma Combined Statement of Operations assumes that each property was purchased or sold by the Company on January 1, 1997. Pro forma operating results for property purchases are from January 1 through the respective dates of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.


2. Statements of operations for the ten months ended October 31, 1997 were obtained for Akard Plaza and Fireside Thrift. Such statements were used as the basis for estimating their respective operating results for the nine months ended September 30, 1997.


3. No interim financial statements were available for Renaissance Parc, La Monte Park, Chuck Yeager, La Mesa village or Westlake Village. Therefore, the previous years' actual amounts were used to estimate the interim period January 1 to the respective date of purchase.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


4. The pro forma interest adjustment is based on the mortgage obtained or assumed for each property at the date of purchase. The pro forma depreciation adjustment is based on each property's purchase price depreciated under the Company's established depreciation policies.

          Interest
                 Akard Plaza                           $      236
                 Fireside Thrift                              303

                 Other Apartment Complexes
                         Renaissance Parc                     785
                         La Monte Park                        226

                 Other Commercial Properties
                         Chuck Yeager                         105
                         La Mesa Village                      413
                         Westlake Village                     215
                                                       ----------

                                Total                  $    2,283
                                                       ==========

          Depreciation
                 Akard Plaza                           $       55
                 Fireside Thrift                               95

                 Other Apartment Complexes
                         Renaissance Parc                     246
                         La Monte Park                         59

                 Other Commercial Properties
                         Chuck Yeager                          81
                         La Mesa Village                      128
                         Westlake Village                      62
                                                       ----------

                                Total                  $      726
                                                       ==========


5. Operating results for sold properties are their actual operating results from January 1 to their respective dates of sale.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                               Other         Other                     Fireside
                                             Commercial    Apartment       Akard        Thrift          Sold
                               Actual        Properties    Complexes       Plaza       Building       Properties
                             -----------    -----------   -----------   -----------   -----------    -----------
                                                            (dollars in thousands)
Income
   Rents .................   $     8,666    $     2,819   $     3,164   $       562   $     1,040    $    (4,341)
   Interest ..............           339           --            --            --            --              (15)
                             -----------    -----------   -----------   -----------   -----------    -----------
                                   9,005          2,819         3,164           562         1,040         (4,356)

Expenses
   Property
      operations .........         4,358            752         1,156           319           355         (2,515)
   Interest ..............         2,629           --            --            --            --           (1,291)
   Depreciation ..........         1,128           --            --            --            --             (455)
   Advisory fee to
      affiliate ..........           227           --            --            --            --             --
   General and
      administrative .....         1,316           --            --            --            --             --
                             -----------    -----------   -----------   -----------   -----------    -----------
                                   9,658            752         1,156           319           355         (4,261)

Income (loss) from
   operations ............          (653)         2,067         2,008           243           685            (95)
Equity in losses of
   investees .............            85           --            --            --            --             --
                             -----------    -----------   -----------   -----------   -----------    -----------

Net income (loss) ........   $      (568)   $     2,067   $     2,008   $       243   $       685    $       (95)
                             ===========    ===========   ===========   ===========   ===========    ===========


Earnings per share
   Net income (loss)  ....   $      (.37)
                             ===========


Weighted average
   shares of Common
   Stock used in
   computing earnings
   per share .............     1,530,008
                             ===========
                                Pro Forma      Pro Forma
                               Adjustments     Combined
                               -----------    -----------

Income
   Rents .................     $      --      $    11,910
   Interest ..............            --              324
                               -----------    -----------
                                      --           12,234

Expenses
   Property
      operations .........            --            4,425
   Interest ..............           3,041          4,379
   Depreciation ..........             967          1,640
   Advisory fee to
      affiliate ..........            --              227
   General and
      administrative .....            --            1,316
                               -----------    -----------
                                     4,008         11,987

Income (loss) from
   operations ............          (4,008)           247
Equity in losses of
   investees .............            --               85
                               -----------    -----------

Net income (loss) ........     $    (4,008)   $       332
                               ===========    ===========


Earnings per share
   Net income (loss)  ....                    $       .22
                                              ===========


Weighted average
   shares of Common
   Stock used in
   computing earnings
   per share .............                      1,530,008
                                              ===========


   The accompanying footnotes are an integral part of this Pro Forma Combined
                            Statement of Operations.

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


1. The Pro Forma Combined Statement of Operations assumes that each property was purchased or sold by the Company on January 1, 1996.

2. The amounts for the Chuck Yeager Building, Westlake Village, La Monte Park, La Mesa Village, Renaissance Parc and Fireside Thrift are from their respective audited statement of operations. The amounts for Akard Plaza are based on available financial information or estimates.

3. The pro forma interest adjustment is based on the mortgages obtained or assumed for each property at the date of purchase. The pro forma depreciation adjustment is based on each property's purchase price depreciated under the Company's established depreciation policies.

          Interest
                 Akard Plaza                                $       315
                 Fireside Thrift                                    404

                 Other Apartment Complexes
                        Renaissance Parc                          1,047
                        La Monte Park                               301

                 Other Commercial Properties
                        Chuck Yeager                                140
                        La Mesa Village                             551
                        Westlake Village                            283
                                                            -----------

                               Total                        $     3,041
                                                            ===========

          Depreciation
                 Akard Plaza                                $        73
                 Fireside Thrift                                    126

                 Other Apartment Complexes
                        Renaissance Parc                            328
                        La Monte Park                                78

                 Other Commercial Properties
                        Chuck Yeager                                108
                        La Mesa Village                             171
                        Westlake Village                             83
                                                            -----------

                               Total                        $       967
                                                            ===========

4. Operating results for sold properties are their actual operating results for the year ended December 31, 1996.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS


(b)          Financial statements of property acquired:


Exhibit
Number                                 Description
--------        ---------------------------------------------------------------

 99.0 La Mesa Village Plaza, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.0 of the Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.1 Chuck Yeager Building, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.1 of the Registrant's Current Report on Form 8-K, dated May 14, 1997).

 99.2 Renaissance Parc Apartments, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.2 of the Registrant's Current Report on Form 8-K, dated June 11, 1997).

 99.3 La Monte Park Apartments, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K/A, dated June 11, 1997).

 99.4 Westlake Village Office Building, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.4 of the Registrant's Current Report on Form 8-K/A, dated November 19,
                1997).

 99.5 Fireside Thrift Building Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1996, filed herewith.

 99.6 Akard Plaza Statement of Operations for the ten months ended October 31, 1997, filed herewith.

 99.7 5600 Mowry School Rd. Corp (Fireside Thrift) Statement of Profit and Loss for the ten months ended October 31, 1997, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      INCOME OPPORTUNITY REALTY INVESTORS, INC.




Date:     August 5, 1998              By: /s/ Thomas A. Holland
     ------------------------            -------------------------------------
                                         Thomas A. Holland
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial and
                                         Accounting Officer)

                    INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                   EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                             Dated December 30, 1997



Exhibit                                                                  Page
Number                    Description                                   Number
-------    ------------------------------------------------------       ------
 99.5      Fireside Thrift Building Audited Statement of                 13
           Revenue and Direct Operating Expenses for the
           year ended December 31, 1996.

 99.6      Akard Plaza Statement of Operations for the                   17
           ten months ended October 31, 1997.

 99.7      5600 Mowry School Rd. Corp (Fireside Thrift)                  19
           Statement of Profit and Loss for the ten
           months ended October 31, 1997.